Exhibit 99.1

Annual Shareholders’ Meeting
Casey’s General Stores, Inc.
September 5, 2018
Good morning ladies and gentlemen, and welcome. I’m Lynn Horak, Board Chair for Casey’s General Stores and I am pleased to welcome you to our 2018 annual shareholders meeting. I will now call this meeting to order.
The entire Casey’s team appreciates you coming to learn more about the results for fiscal 2018 and the Company’s expectations for fiscal 2019 and beyond.
At this time, let me introduce the other members of your board of directors. Our board provides valuable guidance and energy each year that helps Casey’s continue to build shareholder value. Will each of the nominees and board members please stand as I call your name and remain standing until all are introduced.
Diane Bridgewater - Diane is the Executive Vice President/ Chief Financial and Administrative Officer of Life Care Companies.
Don Frieson – Don is the Executive Vice President Supply Chain of Lowe’s Companies.
Cara Heiden – Cara is the retired Co-President of Wells Fargo Home Mortgage.
Terry Handley - Terry is our President and Chief Executive Officer.
David Lenhardt – David is the former President and Chief Executive Officer of PetSmart, Inc.
Larree Renda - Larree is the retired Executive Vice President of Safeway Inc.
Judy Schmeling – Judy is the former Chief Operating Officer of HSN, Inc. and former President of Cornerstone Brands.
Allison Wing – Ali is the former Chief Marketing Lead Officer and Executive Vice President of Digital Channels of Ascena Retail Group.
I would also like to remember Johnny Danos, who passed away on March 18, 2018. Johnny served on the Casey’s Board since 2004. We will miss his dedication and passion for our business.
Please join me in thanking our board who work very hard representing the best interests of our shareholders.
There are some special guests with us this morning who also work very hard on our behalf. Please stand when I call your name and remain standing until all are introduced.
Sean Vicente —Sean is the managing partner of KPMG’s Des Moines office, the independent public accounting firm which audits Casey’s.
Bill Noth—Bill is our securities counsel and is of counsel to the Ahlers & Cooney firm.

Ginger Lawrence—Ginger is representing our transfer agent and registrar, Computershare Trust Company, and is serving as inspector of the election.
Thank you all for your assistance.
The Secretary has reported receipt of Computershare’s affidavit that notice of this annual meeting, the proxy statement, the form of proxy and the annual report were made available to shareholders on July 27, 2018.
In addition, our Secretary has reported that a certified list of the holders of the Company’s common stock, at the close of business on July 17, 2018, the record date for this meeting, was prepared and certified by Computershare. The list of shareholders and these other documents will be filed with the records of the Company.
At any meeting of shareholders, the presence in person or by proxy of shareholders entitled to cast a majority of all votes entitled to be cast at the meeting shall constitute a quorum. We have been advised by Computershare that a quorum is present at this meeting. I therefore declare this meeting open for business.
As set forth in the notice sent to each of the shareholders of the Company, the business of this meeting includes six items:
1.) To elect three Class II directors for terms ending in 2021;
2.) To ratify the appointment of KPMG LLP as the independent auditors of the Company for the fiscal year ending April 30, 2019;
3.) To approve, on an advisory basis, the compensation of our named executive officers;
4.) To approve the Casey’s General Stores, Inc. 2018 Stock Incentive Plan.
5.) To approve an amendment to the Company’s Articles of Incorporation to implement majority voting in uncontested director elections.
6.) To approve an amendment to the Company’s Articles of Incorporation to provide that the number of directors constituting the Board of Directors shall be determined by the Board of Directors.
The Company is nominating the three directors listed in our proxy statement. They are Don Frieson, Cara Heiden and Terry Handley. The Company has not received notice of any other nominees, and therefore I declare the nominations closed.
We will also vote at the same time on the proposal to ratify appointment of the Company’s independent auditors, on the advisory votes concerning executive compensation, on the 2018 Stock Incentive Plan, on the amendment to the Company’s articles for majority voting in uncontested director elections, and on the amendment to the Company’s articles for the size of the Board to be determined by the Board. The Company has not received any shareholder proposals.
I now declare the polls open for voting. As a reminder, if you have already voted by internet, phone, or mail, you do not need to vote again by ballot unless you wish to change your vote.
If anyone has not voted by proxy or wishes to change their vote, please raise your hand to request a ballot. If there are any questions about any of these procedures or proceedings, we will be happy to help. Please raise your hand if you have a question.
Again, has anyone present not voted by proxy or does anyone want to change a vote and need a ballot? (If people need ballots, have Ginger distribute them) Once your ballot is completed, please pass your ballots to the end of each aisle so Ginger can collect them.
The time is XX:XX, and I now declare that the polls are closed.
As usual, the remainder of the meeting consists of a brief presentation from some of our executive officers followed by a question and answer session in which shareholders are invited to participate. I would now like to turn the meeting over to Terry Handley, President and CEO. Terry.
Thanks Lynn. Before we begin, I will remind you that certain statements made by us during this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include any statements relating to our possible or assumed future results of operations, business strategies, growth opportunities and performance improvements at our stores. There are a number of known and unknown risks, uncertainties and other factors that may cause our actual results to differ materially from any future results expressed or implied by those forward-looking statements, which are described in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the SEC and available on our website. Any forward-looking statements made during this presentation reflect our current views as of today with respect to future events, and Casey's disclaims any intention or obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.
You have already met Bill. Now I would also like to introduce the rest of our management team.
Julie Jackowski - Senior V.P. – Corporate General Counsel & Secretary
Brian Johnson - Senior V.P. – Store Development
Chris Jones – Senior V.P. – Chief Marketing Officer
Jay Soupene - Senior V.P. – Operations
Cindi Summers - Senior V.P. – Human Resources
Darryl Bacon - V.P. – Food Service
Jay Blair - V.P. – Transportation & Distribution
Hal Brown - V.P. – Support Services
Bob Ford - V.P. – Store Operations
Deborah Grimes - V.P. – Fuel Procurement
Kirk Haworth - V.P. – Real Estate
Sam James – V.P. - Finance
James Pistillo - V.P. – Accounting & Treasurer
Mike Richardson - V.P. – Marketing
Rich Schappert - VP – Information Technology
Please join me in applauding this outstanding group of leaders.
The management team and I will be glad to answer any other questions you may have.
If there are no further questions, I will now to turn the meeting back over to Lynn for closing remarks. Lynn.
Thank you, Terry. Prior to adjourning, I am pleased to share that, based on the preliminary vote count provided by Computershare Trust Company, our shareholders have elected all three of the director nominees.
Don, Cara and Terry, congratulations.
In addition, the ratification of the appointment of KPMG as independent auditor, and the compensation of our named executive officers has also been approved. A majority of the votes have been cast to approve the 2018 Stock Incentive Plan, and the amendment to the Articles of Incorporation to implement majority voting in uncontested director elections has received more than the required two-thirds of shares entitled to vote.
The final item allowing the Board of Directors to determine the number of directors constituting our Board did not pass shareholder approval.
If there is no further business to come before this meeting, I declare we are adjourned.
On behalf of our Board and all Casey’s employees, thank you for attending today and we look forward to seeing you again next September.

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